FEDERATED MASTER TRUST

Item 77 C -- Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Master Trust (the "Trust") was held on March 22, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Trust at the meeting:

AGENDA ITEM 1:  To elect Trustees:*

1)  Thomas G. Bigley
2)  John T. Conroy, Jr.
3)  Nicholas P. Constantakis
4)  John F. Cunningham
5)  J. Christopher Donahue
6)  Peter E. Madden
7)  Charles F. Mansfield, Jr.
8)  John E. Murray, Jr., J.D., S.J.D.
9)  John S. Walsh

*The following Trustees of the Trust continued their terms as Trustees:
John F. Donahue, Lawrence D. Ellis, M.D. and Marjorie P. Smuts.

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................241,690,314
	Shares voted negatively ........................................177,007
	Shares abstaining
 ......................................................5,889,588

AGENDA ITEM 3: To make changes to the Trust's fundamental investment policies:

(a)	To approve amending the Trust's fundamental investment policy with
 regard to 	diversification of its investments:

The results of shareholders voting were as follows:

	Shares voted affirmatively ................................240,600,480
	Shares voted negatively ....................................1,122,829
	Shares abstaining ............................................6,029,333

(b)	To approve making non-fundamental, and amending, the Trust's
fundamental investment 	policy regarding maturity of money market
instruments



The results of shareholders voting were as follows:

	Shares voted affirmatively .................................240,626,793
	Shares voted negatively .....................................1,041,530
	Shares abstaining ...........................................6,084,319

(c)	To approve making non-fundamental, and amending, the Trust's policy
prohibiting 	investment in 	securities to exercise control of an issuer:

The results of shareholders voting were as follows:

	Shares voted affirmatively ................................240,391,017
	Shares voted negatively ....................................1,201,229
	Shares abstaining ............................................6,160,396

(d)	To approve making non-fundamental, and amending, the Trust's
ability to invest in the 	securities of other investment companies.

The results of shareholders voting were as follows:

	Shares voted affirmatively ................................240,531,830
	Shares voted negatively ....................................1,201,683
	Shares abstaining ..........................................6,100,129

(e)	To approve making non-fundamental the Trust's policy regarding
types of money market 	instruments which the Trust is permitted
to purchase.

The results of shareholders voting were as follows:

	Shares voted affirmatively ...............................240,287,315
	Shares voted negatively ..................................1,387,298
	Shares abstaining ........................................6,078,030

(f)	To approve making non-fundamental the Trust's ability
to invest in unrated securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively .............................239,867,341
	Shares voted negatively ................................1,765,604
	Shares abstaining ......................................6,119,698

(g)	To approve making non-fundamental the Trust's ability
to invest in unrated securities



The results of shareholders voting were as follows:

	Shares voted affirmatively .............................240,378,362
	Shares voted negatively ...............................1,111,479
	Shares abstaining ........................................6,262,801


(h)	To approve making non-fundamental the Trust's policy
regarding the description of 	commercial paper that the
Trust may purchase:

The results of shareholders voting were as follows:

	Shares voted affirmatively .............................240,383,853
	Shares voted negatively .................................1,197,909
	Shares abstaining ........................................6,170,880

(i)	To approve making non-fundamental, and amending,
the Trust's policy regarding 	pledging assets to secure
 permitted borrowings:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...............................240,236,708
	Shares voted negatively .....................................1,402,904
	Shares abstaining ...........................................6,113,031

AGENDA ITEM 4: To eliminate the Trust's fundamental investment policy on concentration and to reserve freedom to concentrate investments in the domestic banking industry:

The results of shareholders voting were as follows:

	Shares voted affirmatively ................................240,148,874
	Shares voted negatively .....................................1,577,170
	Shares abstaining ...........................................6,026,598

AGENDA ITEM 5: To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval by a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Trust to another trust or corporation:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...............................240,522,889
	Shares voted negatively ....................................1,170,584
	Shares abstaining ..........................................6,059,169




AGENDA ITEM 6:  To approve a proposed Agreement and Plan of
Reorganization between the Trust and Money Market Obligations
 Trust, on behalf of its series, Federated Master Trust
(the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust:

The results of shareholders voting were as follows:

	Shares voted affirmatively ............................240,234,717
	Shares voted negatively ................................1,508,815
	Shares abstaining ......................................6,009,110


The Definitive Proxy Statement for the Special Meeting held on March 22, 1999, was filed with the Securities and Exchange Commission on February 3, 1999, and is incorporated by reference. (File No. 811-2784)



TRUST FOR SHORT-TERM GOVERNMENT SECURITIES

Item 77 C -- Submission of Matters to a Vote of Security Holders


A Special Meeting of shareholders of Trust for Short-Term U.S.
Government Securities (the "Trust") was held on March 22, 1999.
The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Trust at the meeting:

AGENDA ITEM 1:  To elect Trustees:*

1)  Thomas G. Bigley
2)  John T. Conroy, Jr.
3)  Nicholas P. Constantakis
4)  John F. Cunningham
5)  J. Christopher Donahue
6)  Peter E. Madden
7)  Charles F. Mansfield, Jr.
8)  John E. Murray, Jr., J.D., S.J.D.
9)  John S. Walsh

*The following Trustees of the Trust continued their terms as Trustees: John F. Donahue, Lawrence D. Ellis, M.D.
and Marjorie P. Smuts.

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors:

The results of shareholders voting were as follows:

	Shares voted affirmatively ........................393,144,374
	Shares voted negatively ............................432,179
	Shares abstaining .........................................0

AGENDA ITEM 3: To make changes to the Trust's fundamental investment policies:

(a)	To approve making non-fundamental, and amending,
the Trust's fundamental investment 	policy regarding maturity
of money market instruments:

The results of shareholders voting were as follows:

	Shares voted affirmatively ........................370,063,444
	Shares voted negatively ............................4,374,291
	Shares abstaining
 .....................................................19,135,275

(b)	To approve amending the Trust's fundamental investment
policyregarding pledging 	securities to permit the Trust
to pledge assets to secure permitted borrowings:

The results of shareholders voting were as follows:

	Shares voted affirmatively .....................351,218,748
	Shares voted negatively ..............................22,381,022
	Shares abstaining ....................................19,973,241

AGENDA ITEM 4: To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude
Rule 12b-1 fees and shareholder service fees from the expense cap:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................340,251,019
	Shares voted negatively .......................40,717,036
	Shares abstaining ...........................12,608,497

AGENDA ITEM 5: To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval by a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Trust to another trust or corporation:

The results of shareholders voting were as follows:

	Shares voted affirmatively .....................368,495,659
	Shares voted negatively .....................9,961
		Shares abstaining .............................25,067,390


AGENDA ITEM 6: To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations
Trust, on behalf of its series, Trust for Short-Term U.S.
Government Securities (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust:

The results of shareholders voting were as follows:

	Shares voted affirmatively .....................368,479,390
	Shares voted negatively ........................9,961
		Shares abstaining ................................25,083,659

The Definitive Proxy Statement for the Special Meeting held on March 22, 1999, was filed with the Securities and Exchange
Commission on February 3, 1999, and is incorporated by reference.
(File No. 811-2602)



TRUST FOR GOVERNMENT CASH RESERVES

Item 77 C -- Submission of Matters to a Vote of Security Holders


A Special Meeting of shareholders of Trust for Government
Cash Reserves, (the "Trust") was held on March 22, 1999.
The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Trust at the meeting:


AGENDA ITEM 1:  To elect Trustees:*

1.)  Thomas G. Bigley
2.)  John T. Conroy, Jr.
3.)  John F. Cunningham
4.)  Peter E. Madden
5.)  Charles F. Mansfield, Jr.
6.)  John E. Murray, Jr., J.D., S.J.D.
7.)  John S. Walsh


*The following Trustees of the Trust continued their
 terms as Trustees: John F. Donahue, Lawrence D. Ellis,
M.D. and Marjorie P. Smuts.

AGENDA ITEM 2:  To ratify the selection of Arthur Andersen
LLP as the Trust's independent auditors:

The results of shareholders voting were as follows:

	Shares voted affirmatively ..............366,288,718
	Shares voted negatively ........................0
	Shares abstaining .........................0

AGENDA ITEM 3: To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for Government Cash Reserves
(the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust:

The results of shareholders voting were as follows:

	Shares voted affirmatively ....................366,132,371
	Shares voted negatively .........................0
	Shares abstaining ..................156,346


The Definitive Proxy Statement for the Special Meeting held on March 22, 1999, was filed with the Securities and Exchange Commission on February 3, 1999, and is incorporated by reference. (File No. 811-5772)

TRUST FOR GOVERNMENT CASH RESERVES

ITEM 77 K
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Change of Independent Auditors:

On May 19, 1999, the Trust's Board of Trustees, upon the recommendation of the Audit Committee of the Board of Trustees, dismissed Arthur Andersen LLP ("AA") as the Trust's independent auditors. During the six month period ended May 31, 1999
(the "Period"): (i) AA did not issue any report on the Trust's financial statements; (ii) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period; and (iii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Trust, by action of its Board of Trustees, engaged Deloitte & Touche LLP ("D&T') as the independent auditors for the purposes of auditing the Trust's financial statements for the fiscal year ending November 30, 1999. During the Period, neither the Trust, nor anyone on the Trust's behalf has consulted D&T on items which
(i) concerned the application of the accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement
(as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).





FEDERATED MASTER TRUST

ITEM 77M
MERGERS

Pursuant to the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder, a Registration Statement on Form N-14 (SEC File No. 2-60111) was filed on January 12, 1999
, and amended on February 3, 1999. This filing relates to an Agreement and Plan of Reorganization between Money Market Obligations Trust , on behalf of its series, Federated Master Trust (the "Trust") and Federated Master Trust (the "New Fund") whereby the New Fund acquired all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust. As a result, effective April 26, 1999, each shareholder of Money Market Obligations Trust became the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in Money Market Obligations Trust.

The Agreement and Plan of Reorganization providing for the transfer of the assets of Money Market Obligations Trust to the New Fund was approved by the Board of Trustees at their Regular Meeting held on February 3, 1999, and was also approved by shareholders at a Special Meeting of Shareholders of the New Fund held on March 22, 1999.

The Agreement and Plan of Reorganization concerning this acquisition is hereby incorporated by reference from the definitive Prospectus/Proxy
 Statement filed on February 3, 1999.


TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

ITEM 77M
MERGERS

Pursuant to the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder, a Registration Statement on Form N-14 (SEC File No. 2-54929) was filed on January 11, 1999, and amended on February 3, 1999. This filing relates to an Agreement and Plan of Reorganization between Money Market Obligations Trust , on behalf of its series, Trust for Short-Term U.S. Government
Securities (the "Trust") and Trust for Short-Term U.S. Government Securities (the "New Fund") whereby the New Fund acquired all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust. As a result, effective April 26, 1999, each shareholder of Money Market Obligations Trust became the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in Money Market Obligations Trust.

The Agreement and Plan of Reorganization providing for the transfer of the assets of Money Market Obligations Trust to the New Fund was approved by the Board of Trustees at their Regular Meeting held on February 3, 1999, and was also approved by shareholders at a Special Meeting of Shareholders of the New Fund held on March
22, 1999.

The Agreement and Plan of Reorganization concerning this acquisition is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed on February 3, 1999.



TRUST FOR GOVERNMENT CASH RESERVES


ITEM 77M
MERGERS

Pursuant to the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder, a Registration Statement on Form N-14 (SEC File No. 33-27178) was filed on January 12, 1999, and amended on February 3, 1999. This filing relates to an Agreement and Plan of Reorganization between Money Market Obligations Trust , on behalf of its series, Trust for Government Cash Reserves
(the "Trust") and Trust for Government Cash Reserves (the "New Fund")
 whereby the New Fund acquired all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust. As a result, effective April 26, 1999, each shareholder of Money Market Obligations Trust became the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in Money Market Obligations Trust.

The Agreement and Plan of Reorganization providing for the transfer of the assets of Money Market Obligations Trust to the New Fund was approved by the Board of Trustees at their Regular Meeting held on February 3, 1999, and was also approved by shareholders at a Special
 Meeting of Shareholders of the New Fund held on March 22, 1999.

The Agreement and Plan of Reorganization concerning this acquisition is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed on February 3, 1999.



 ITEM 77Q(a)(i)

FEDERATED MASTER TRUST

Amendment No. 1 to By-Laws

 (Effective February 17, 1984)




ARTICLE I

Officers and Their Election

	Section 2.  Election of Officers.  The President,
Vice President(s), Treasurer and Secretary shall be chosen annually by the Trustees. The Chairman of the Trustees shall be chosen annually by and from the Trustees.

ARTICLE III

Powers and Duties of the Executive and Other Committees

	Section 1. Executive and Other Committees. The Trustees may elect from their own number an executive committee to consist of not less than two members. The executive committee shall be elected by a resolution passed by a vote of at least a majority of the Trustees then in office. The Trustees may also elect from their own number other committees and the powers conferred upon he same to be determined by vote of the Trustees.


ITEM 77Q(a)(ii)

FEDERATED MASTER TRUST

Amendment No. 2 to By-Laws

(Effective February 2, 1987)


ARTICLE II

POWERS AND DUTIES OF TRUSTEES AND OFFICERS

	Section 2. Chairman of the Trustees ("Chairman"). The Chairman shall be the chief executive officer of the Trust. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees of the Trust, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him form time to time by the Trustees. He shall preside at the meetings of shareholders and of the Trustees. The Chairman shall appoint a Trustees or officer to preside at such meetings in his absence.

ITEM 77Q(a)(iii)

FEDERATED MASTER TRUST

Amendment No. 3 to By-Laws

(Effective November 18, 1997)





Delete Article III, Section 7 and replace with the following:



Action by Consent of the Board of Trustees, Executive Committee or Other Committee. Subject to Article V, Section 2 of these
By-Laws, any action required or permitted to be taken at any meeting of the Trustees, Executive Committee or any other duly appointed Committee may be taken without a meeting if consents in writing setting forth such action are signed by all members of the Board or such committee and such consents are filed with the records of the Trust. In the event of the death, removal, resignation or incapacity of any Board or committee member prior to that Trustee signing such consent, the remaining Board or committee members may re-constitute themselves as the entire Board or committee until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the Board of committee.




ITEM 77Q(a)(iv)

FEDERATED MASTER TRUST

Amendment No. 4 to By-Laws

(Effective February 23, 1998)


Delete Sections 1, 2 and 3 of Article I, OFFICERS AND THEIR ELECTION, and replace with:

Section 1. Officers. The Officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint a Chairman of the Board of Trustees (who must be a Trustee) and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust.

Section 2. Election of Officers. The Officers shall be elected annually by the Trustees. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. The Chairman of the Board of Trustees, if there is one, shall be elected annually by and from the Trustees, and serve until a successor is so elected and qualified, or until earlier resignation or removal.

Section 3. Resignations and Removals and Vacancies. Any Officer of the Trust may resign at any time by filing a written resignation with the Board of Trustees (or Chairman of the Trustees, if there is one), with the President, or with the Secretary. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Officer elected by the Board of Trustees or whose appointment has been ratified by the Board of Trustees may be removed with or without cause at any time by a majority vote of all of the Trustees. Any other employee of the Trust may be removed or dismissed at any time by the President. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of Assistant Secretary by the Secretary; or in the office of Assistant Treasurer by the Treasurer. Any appointment to fill any vacancy shall serve subject to ratification by the Board of Trustees at its next regular meeting.

ITEM 77Q(a)(v)

FEDERATED MASTER TRUST

Amendment No. 5 to By-Laws

(Effective February 27, 1998)


Delete Section 5 Proxies of Article IV Shareholders' Meetings, and replace with the following:

Section 5. Proxies. Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

ITEM 77Q(a)(vi)
FEDERATED MASTER TRUST
Amendment No. 6 to By-Laws
(Effective May 12, 1998)
Strike Section 3 - Place of Meeting of Article IV - Shareholders' Meetings and replace it with the following:
Section 3. Place of Meeting. Meetings of the shareholders of the Trust or a particular Series or Class shall be held at such place within or without The Commonwealth of Massachusetts as may be fixed from time to time by resolution of the Trustees.
Strike Section 6 - Place of Meeting of Article V - Trustees' Meetings and replace it with the following:
Section 6. Place of Meeting. Meetings of the Trustees shall be held at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.


ITEM 77Q(a)(vii)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 1 to By-Laws

(Effective December 24, 1975)

_________________________


ARTICLE IV

SHAREHOLDERS' MEETINGS

	Section 3. Place of Meeting. Meetings of the Shareholders shall be held at the principal place of business of the Trust in Pittsburgh, Pennsylvania, or at such place within or without the Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees.


ARTICLE V

TRUSTEES' MEETINGS

	Section 6. Place of Meeting. Meetings of the Trustees shall be held at the principal place of business of the Trust in Pittsburgh, Pennsylvania, or at such place within or without the Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.


ARTICLE IX

SEAL

	The seal of the Trust shall be circular in form, bearing the inscription:

	"Trust for Short-Term U.S. Government Securities - 1975 -
Massachusetts"


ARTICLE X

FISCAL YEAR

	The fiscal year of the Trust shall be the period of twelve months ending on the last day of September in each calendar year.

ITEM 77Q(a)(viii)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 2 to By-Laws

(Effective March 19, 1976)


________________




ARTICLE X

FISCAL YEAR



	The fiscal year of the Trust shall be the period of twelve months ending on the last day of November in each calendar year.

ITEM 77Q(a)(ix)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 3 to By-Laws

(Effective November 7, 1977)


_________________________



ARTICLE V

TRUSTEES' MEETINGS


	Section 10. Compensation of Trustees. The Trustees may receive a stated salary for their services as Trustees, and by resolution of the Trustees a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

ITEM 77Q(a)(x)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 4 to By-Laws

(Effective February 17, 1984)



ARTICLE I

OFFICERS AND THEIR ELECTION


	Section 2.  Election of Officers.  The President,
Vice President(s), Treasurer and Secretary shall be chosen annually by the Trustees. The Chairman of the Trustees shall be chosen annually by and from the Trustees.





ARTICLE III

POWERS AND DUTIES OF THE EXECUTIVE AND OTHER COMMITTEES


	Section 1. Executive and Other Committees. The Trustees may elect from their own number an executive committee to consist of not less than two members. The executive committee shall be elected by a resolution passed by a vote of at least a majority of the Trustees then in office. The Trustees may also elect from their own number other committees from time to time, the number composing such committees and the powers conferred upon the same to be determined by vote of the Trustees.




ITEM 77Q(a)(xi)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 5 to By-Laws

(Effective February 2, 1987)

ARTICLE II

POWERS AND DUTIES OF TRUSTEES AND OFFICERS



	Section 2. Chairman of the Trustees ("Chairman"). The Chairman shall be the chief executive officer of the Trust.
He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees of the Trust, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees. He shall preside at the meetings of shareholders and of the Trustees. The Chairman shall appoint a Trustee or officer to preside at such meetings in his absence.

ITEM 77Q(a)(xii)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 6 to By-Laws

(Effective November 18, 1997)





Delete Article III, Section 7 and replace with the following:



Action by Consent of the Board of Trustees, Executive Committee or Other Committee. Subject to Article V, Section 2 of these By-Laws, any action required or permitted to be taken at any meeting of the Trustees, Executive Committee or any other duly appointed Committee may be taken without a meeting if consents in writing setting forth such action are signed by all members of the Board or such committee and such consents are filed with the records of the Trust. In the event of the death, removal, resignation or incapacity of any Board or committee member prior to that Trustee signing such consent, the remaining Board or committee members may re-constitute themselves as the entire Board or committee until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the Board of committee.




ITEM 77Q(a)(xiii)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 7 to By-Laws

(Effective February 23, 1998)


Delete Sections 1, 2 and 3 of Article I, OFFICERS AND THEIR ELECTION, and replace with:

Section 1. Officers. The Officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint a Chairman of the Board of Trustees (who must be a Trustee) and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant
Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust.

Section 2. Election of Officers. The Officers shall be elected annually by the Trustees. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. The Chairman of the Board of Trustees, if there is one, shall be elected annually by and from the Trustees, and serve until a successor is so elected and qualified, or until earlier resignation or removal.

Section 3. Resignations and Removals and Vacancies. Any Officer of the Trust may resign at any time by filing a written resignation with the Board of Trustees (or Chairman of the Trustees, if there is one), with the President, or with the Secretary. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Officer elected by the Board of Trustees or whose appointment has been ratified by the Board of Trustees may be removed with or without cause at any time by a majority vote of all of the Trustees. Any other employee of the Trust may be removed or dismissed at any time by the President. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of Assistant Secretary by the Secretary; or in the office of Assistant Treasurer by the Treasurer. Any appointment to fill any vacancy shall serve subject to ratification by the Board of Trustees at its next regular meeting.

ITEM 77Q(a)(xiv)

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Amendment No. 8 to By-Laws

(Effective February 27, 1998)


Delete Section 5 Proxies of Article IV Shareholders' Meetings, and replace with the following:

Section 5. Proxies. Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.


ITEM 77Q(a)(xv)
TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES
Amendment No. 9 to By-Laws
(Effective May 12, 1998)
Strike Section 3 - Place of Meeting of Article IV - Shareholders' Meetings and replace it with the following:
Section 3. Place of Meeting. Meetings of the shareholders of the Trust or a particular Series or Class shall be held at such place within or without The Commonwealth of Massachusetts as may be fixed from time to time by resolution of the Trustees.
Strike Section 6 - Place of Meeting of Article V - Trustees' Meetings and replace it with the following:
Section 6. Place of Meeting. Meetings of the Trustees shall be held at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.


ITEM 77Q(a)(xvi)

TRUST FOR GOVERNMENT CASH RESERVES

Amendment No. 1 to By-Laws

(Effective November 18, 1997)





Delete Article III, Section 7 and replace with the following:



Action by Consent of the Board of Trustees, Executive Committee or Other Committee. Subject to Article V, Section 2 of these
By-Laws, any action required or permitted to be taken at any meeting of the Trustees, Executive Committee or any other duly appointed Committee may be taken without a meeting if consents in writing setting forth such action are signed by all members of the Board or such committee and such consents are filed with the records of the Trust.
In the event of the death, removal, resignation or incapacity of any Board or committee member prior to that Trustee signing such consent, the remaining Board or committee members may re-constitute themselves as the entire Board or committee until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the Board of committee.




ITEM 77Q(a)(xvii)

TRUST FOR GOVERNMENT CASH RESERVES

Amendment No. 2 to By-Laws

(Effective February 23, 1998)


Delete Sections 1, 2 and 3 of Article I, OFFICERS AND THEIR ELECTION, and replace with:

Section 1. Officers. The Officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint a Chairman of the Board of Trustees (who must be a Trustee) and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the
Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust.

Section 2. Election of Officers. The Officers shall be elected annually by the Trustees. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. The Chairman of the Board of Trustees, if there is one, shall be elected annually by and from the Trustees, and serve until a successor is so elected and qualified, or until earlier resignation or removal.

Section 3.  Resignations and Removals and Vacancies.
Any Officer of the Trust may resign at any time by filing a written resignation with the Board of Trustees (or Chairman of the Trustees, if there is one), with the President, or with the Secretary. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Officer elected by the Board of Trustees or whose appointment has been ratified by the Board of Trustees may be removed with or without cause at any time by a majority vote of all of the Trustees.
Any other employee of the Trust may be removed or dismissed at any time by the President. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of Assistant Secretary by the Secretary; or in the office of Assistant Treasurer by the Treasurer.
Any appointment to fill any vacancy shall serve subject to ratification by the Board of Trustees at its next regular meeting.

ITEM 77Q(a)(xviii)

TRUST FOR GOVERNMENT CASH RESERVES

Amendment No. 3 to By-Laws

(Effective February 27, 1998)


Delete Section 5 Proxies of Article IV Shareholders' Meetings, and replace with the following:

Section 5. Proxies. Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.


ITEM 77Q(a)(xix)
TRUST FOR GOVERNMENT CASH RESERVES
Amendment No. 4 to By-Laws
(Effective May 12, 1998)
Strike Section 3 - Place of Meeting of Article IV - Shareholders' Meetings and replace it with the following:
Section 3. Place of Meeting. Meetings of the shareholders of the Trust or a particular Series or Class shall be held at such place within or without The Commonwealth of Massachusetts as may be fixed from time to time by resolution of the Trustees.
Strike Section 6 - Place of Meeting of Article V - Trustees' Meetings and replace it with the following:
Section 6. Place of Meeting. Meetings of the Trustees shall be held at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.